Exhibit 2.1

                                January 15, 2003

Venus Exploration, Inc.
1250 N.E. Loop 410
San Antonio, Texas 78209

Attention:  John Ames

RE:      Purchase and Sale Agreement

                                                     Constitution Field
                                                     Jefferson County, Texas

Gentlemen:

         Venus Exploration, Inc. ("Venus") agrees to sell, and Samson Lone Star Limited Partnership ("Samson") agrees to buy all of Venus's right, title and interest in and to the leases, lands and wells described on Exhibit "A" and Exhibit "B," attached hereto and made a part hereof, together with all rights incident thereto and all personal property thereon, appurtenant to, or used or obtained in connection therewith ("Venus Assets"), upon the following terms and conditions:


1. Insomuch as Venus is subject to that certain bankruptcy proceeding styled In Re: Venus Exploration, Inc., Debtor, Case No. 02-13109-BP-11 in the United States Bankruptcy Court for the Eastern District of Texas, Beaumont Division (the "Bankruptcy"), the purchase and sale of the Venus Assets shall be approved by the referenced "Bankruptcy Court."

2. The purchase price for the Venus Assets shall be Two Million One Hundred Fifteen Thousand Dollars ($2,115,000) ("Purchase Price").

3. Effective date of purchase shall be 7:00 a.m. Central Time September 1, 2002 ("Effective Date").

4. The Net Revenue Interest in the Venus Assets to be conveyed to Samson shall not be less than, nor shall the Working Interest in the Venus Assets be greater than, those interests set forth in the attached Exhibit "A".

5. Venus shall be liable for all costs (including but not limited to ad valorem, production, severance, or excise taxes and royalties) and entitled to all revenues attributable to the Venus Assets prior to the Effective Date. Samson shall be responsible for and entitled to same after the Effective Date. Any adjustments pursuant to this section will be made at Closing (as hereinafter defined), if possible. If adjustment amounts are indeterminable as of Closing, an adjustment will be made within ninety (90) days of Closing.

         6. Venus represents and warrants to Samson that:

              (i) It has full power and authority, individually and with the approval of the Bankruptcy Court, and has taken all requisite action, corporate or otherwise, to authorize it to carry on its business as currently conducted, to enter into this Agreement and to perform its obligations under this Agreement.
              (ii) There is no action, suit, proceeding, demand or written claim pending or threatened by any person, entity, administrative agency or governmental body that could now or hereafter materially and adversely affect Samson's ownership, operation or value of any of the Venus Assets.
             (iii) Venus has paid all royalties which are currently due and payable pursuant to the terms and provisions of the Venus Assets except those royalties that are in legal suspense.
              (iv) Venus has paid all ad valorem, property, production, severance, excise and similar taxes on or relating to the Venus Assets, or any production or revenues attributable thereto, which are currently due and payable as required by law prior to delinquency.
               (v) Venus's interest in the Venus Assets are in balance as of the Effective Date.
              (vi) A list of all contracts or agreements affecting the Venus Assets is attached hereto as Exhibit "C", and there are no other contracts or agreements affecting the Venus Assets except as set forth on the attached Exhibit "C".
             (vii)    There exist no contracts or agreements which provide for
                      calls on production or other rights to purchase
                      production. (viii) All preferential rights to purchase that are contained in Joint Operating Agreements or other contracts to which Venus is a party that affect the Venus Assets are also set out in Exhibit "C".
              (ix) All requirements, encumbrances and payments of any kind due from Venus as a result of the terms and conditions of that certain Letter Agreement dated September 29, 1999 by and between Venus and Integrated Petroleum Technologies, Inc. with regards to the Westbury Farm 1-V well have been met, paid or otherwise satisfied.


         7. Samson represents and warrants to Venus that:

              (i) Samson is a duly organized corporation validly existing and in good standing under the laws of the State of Texas, is duly qualified to carry on its business in the state in which the Venus Assets are located, and has full power and authority to enter into and perform pursuant to this Agreement according to its terms.

         8. VENUS RETAINS ALL RESPONSIBILITY AND LIABILITY FOR, AND AGREES TO INDEMNIFY, DEFEND AND HOLD SAMSON, ITS PARENT, SUBSIDIARY AND AFFILIATE COMPANIES, PARTNERSHIPS, SUCCESSORS AND ASSIGNS, AND ALL RESPECTIVE CURRENT, FORMER AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS THEREOF, AND ANY PERSON CLAIMING BY, THROUGH OR UNDER SAID ENTITIES, HARMLESS FROM AND AGAINST, ANY AND ALL LOSSES ATTRIBUTABLE TO THE VENUS ASSETS ON OR BEFORE THE EFFECTIVE DATE, SPECIFICALLY INCLUDING, WITHOUT LIMITATION, LOSSES RELATING TO ROYALTIES AND/OR REVENUES ATTRIBUTABLE TO THE VENUS ASSETS FOR ALL PERIODS OF TIME PRIOR TO THE EFFECTIVE DATE, INCLUDING ROYALTIES AND REVENUES HELD IN SUSPENSE BY VENUS ON, BEFORE OR AFTER CLOSING. SAMSON ASSUMES ALL RESPONSIBILITY AND LIABILITY FOR, AND AGREES TO INDEMNIFY, DEFEND AND HOLD VENUS, ITS PARENT, SUBSIDIARY AND AFFILIATE COMPANIES, PARTNERSHIPS, SUCCESSORS AND ASSIGNS, AND ALL RESPECTIVE CURRENT, FORMER AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS THEREOF, AND ANY PERSON CLAIMING BY, THROUGH OR UNDER SAID ENTITIES, HARMLESS FROM AND AGAINST, ANY AND ALL LOSSES ATTRIBUTABLE TO THE VENUS ASSETS FROM AND AFTER THE EFFECTIVE DATE. The term "Losses" as used in this Section 8 means all damages (including, without limitation, actual, punitive, exemplary and consequential damages), payments, penalties, fines, assessments, costs, amounts paid in respect of judgments or settlements, obligations, taxes, reductions in the value or purchase price of the Venus Assets, liabilities, expenses and fees incurred, including court costs and attorneys' fees and expenses and costs of investigating, preparing or defending any claim, action or proceeding.

         9. Closing will be held in Venus's offices located in San Antonio, Texas on or before January 31st, 2003, or at such other place and time to which the parties may mutually agree in writing (herein the "Closing"). At Closing, the following shall occur:

              (i) Venus shall deliver to Samson a certified copy of an Order granted by the Bankruptcy Court authorizing and approving of the sale of the Venus Assets under the terms of this Agreement and free and clear of any and all liens, mortgages, interests and/or other encumbrances of any nature pursuant to Section 363(f) of the Bankruptcy Code (11 U.S.C. ss.363(f)), including, but not limited to, those liens, mortgages, interests and/or other encumbrances identified on Exhibit "D" hereto.
              (ii) Samson shall deliver to Venus the Purchase Price by cashier's check or bank wire transfer.
              (iii) Venus shall execute, acknowledge and deliver to Samson an Assignment and Bill of Sale in the form attached hereto as Exhibit "E" assigning and transferring the Venus Assets to Samson. All terms and conditions of the Assignment and Bill of Sale are incorporated in this Agreement by reference.
              (iv) Venus shall deliver to Samson all necessary approvals and consents for the sale of the Venus Assets, whether corporate, shareholder, third party or otherwise, that may be required under any agreement or governmental law or regulation.
              (v) Samson shall be designated successor operator of the Venus Assets.
              (vi) Venus shall deliver to Samson any required waivers of the preferential right provisions in those contracts or agreements listed on Exhibit "C".

         10. Notwithstanding anything herein to the contrary, and in addition to those matters discussed in Paragraph 9 above, Closing shall be conditioned upon the following:

              (i) Confirmation and verification, to Samson's sole satisfaction, of Venus's Working Interest and Net Revenue Interest in the Venus Assets as represented on Exhibit "A".
              (ii) The ability of Venus to convey its represented interest in all of the Venus Assets, without the existence of any mortgages, liens or other encumbrances.

              (iii) Confirmation and verification, to Samson's sole satisfaction, that the Venus Assets are not depth limited or severed in any manner.
              (iv)    The representations and warranties given by Venus in
                      Section 6 of this Agreement being true and correct as of Closing.

              Upon the failure of any one or more of the aforementioned conditions, Samson, in its sole discretion, and without any further liability or obligation, may: (i) elect not to close under the terms of this Agreement without any recourse by, or liability to, Venus or any third party, including the parties involved in or subject to the Bankruptcy; or (ii) elect to waive any such failure of condition and close as provided for herein.

         11. Venus agrees to deliver to Samson all lease files, agreement files and well files pertaining to the Venus Assets within five (5) days of Closing, excluding, however, any interpretive data, proprietary or confidential records.

         12. This Agreement shall be subject to all applicable federal, state and local laws, as well as all applicable rules, orders and regulations of any authorized and duly constituted federal, state and local regulatory body or authority having jurisdiction thereof.

         13. This Agreement and the documents referred and attached hereto as Exhibits constitute the entire contract between Venus and Samson and shall supercede the previous Confidentiality Agreement dated January 8, 2002 and the Offer to Purchase dated September 6, 2002.

         14. This Agreement may not be modified or amended except by mutual written agreement of Venus and Samson, and no action or failure to act on the part of any party hereto shall be construed as a modification or amendment to, or waiver of, any provisions of this Agreement.

         15. This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties hereto.

         Please so indicate your execution of this Agreement by signing the appropriate space below and returning one (1) copy to the attention of the undersigned.

         Should you have any questions regarding this offer, please do not hesitate to contact the undersigned at (918) 591-1221.

                                    Very truly yours,

                                    SAMSON LONE STAR LIMITED PARTNERSHIP



                                    Scott Rowland
                                    Attorney-in-Fact
SR:lkp
Enclosures

AGREED TO AND ACCEPTED THIS
______ day of __________________, 2003


VENUS EXPLORATION, INC.


____________________________________________________

By:      ___________________________________________

Title:   ___________________________________________

                                   EXHIBIT "A"

                 ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT DATED THE 15TH DAY OF JANUARY, 2003
                                 BY AND BETWEEN
             SAMSON LONE STAR LIMITED PARTNERSHIP, AS PURCHASER, AND
                       VENUS EXPLORATION, INC., AS SELLER

====================================================================================================================

                                                                                    WORKING              REVENUE
                                                                                    INTEREST             INTEREST
          LEASE NAME                            DESCRIPTION                         DECIMAL              DECIMAL


         KOLANDER 1-V                          Constitution Field                     .1500000             .1100800
                                                Jefferson County, Texas

         PAGGI 1-V                             Constitution Field                     .1500000             .1156300
                                                Jefferson County, Texas

         WESTBURY FARM 1-V                     Constitution Field                     .1125000             .0859300
                                                Jefferson County, Texas

         APACHE GAS UNIT 1-W                   Constitution Field                     .1500000             .1100870
                                                Jefferson County, Texas


                                   EXHIBIT "B"

                 ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT DATED THE 15TH DAY OF JANUARY, 2003
                                 BY AND BETWEEN
             SAMSON LONE STAR LIMITED PARTNERSHIP, AS PURCHASER, AND
                       VENUS EXPLORATION, INC., AS SELLER

================================================================================

                                     LEASES

1. Oil, Gas and Liquid Hydrocarbon Lease dated July 14, 1997, from Louis M. Broussard et al., as Lessor, to Venus Exploration, Inc., as Lessee, recorded by Oil, Gas and Liquid Hydrocarbons Lease Memorandum as Document No. 97-9728689, Official Records, Jefferson County, Texas, covering 478.694 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

2. Oil, Gas and Liquid Hydrocarbon Lease dated May 1, 2000, from Louis M Broussard et al., as Lessor, to Venus Exploration, Inc., as Lessee, recorded by Oil, Gas and Liquid Hydrocarbon Lease Memorandum as Document No. 2000020194, Official Records, Jefferson County, Texas, covering 15.98 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

3. Oil and Gas Lease dated May 12, 1997, from Westbury Farms, Inc., as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease as Document No. 97-9717379, Official Records, Jefferson County, Texas, covering 191.86 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

4. Oil, Gas and Mineral Lease dated June 17, 1997, from Patricia Horkan Walker, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9720775, Official Records, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

5. Oil, Gas and Mineral Lease dated, June 18, 1997, from Sammie H. Bordages, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9724665, Official Records, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

6. Oil, Gas and Mineral Lease dated June 30, 1997, from Amy Jackson, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9723343, Official Records, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

7. Oil, Gas and Mineral Lease dated January 21, 1998, from Bruce Maxwell Jackson, II, as Lessor, to King Ranch Energy, Inc., as Lessee, recorded as Document No. 98-9804241, Official Records, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

8. Oil, Gas and Mineral Lease dated March 25, 1998, from Judene Jannise, Trustee, as Lessor, to King Ranch Energy, Inc. as Lessee, recorded as Document No. 98-9809821, Official Records, Jefferson County, Texas, covering 21.24 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

9. Oil, Gas and Mineral Lease dated January 13, 2000, from Apache Corporation, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000004890, Official Records, Jefferson County, Texas, covering 7.3496 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

10. Oil, Gas and Mineral Lease dated October 3, 1997, from Donald Woodrow Robinson, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9734333, Official Records, Jefferson County, Texas, covering
7.13 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

11. Oil, Gas and Mineral Lease dated October 3, 1997, from Connie Ruth McCray, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No 97-9735950, Official Records, Jefferson County, Texas, covering 3.56 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

12. Oil, Gas and Mineral Lease dated August 21, 1997, from Molly Sue Ridley, as Guardian of the Estate of Elizabeth K. Sherman, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9731692, Official Records, Jefferson County, Texas, covering 20.50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

13. Oil, Gas and Mineral Lease dated January 11, 2000, from Joyce A. Johnson and husband, Pete D. Johnson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000002432, Official Records, Jefferson County, Texas, covering 5.1342 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

14. Oil, Gas and Mineral Lease dated October 27, 1997, from Paul Jesse Leger, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800512, Official Records, Jefferson County, Texas, covering 4 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

15. Oil, Gas and Mineral Lease dated October 27, 1997, from Jackie L. Gray and wife, Anita V. Gray, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800514, Official Records, Jefferson County, Texas, covering 4 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

16. Oil, Gas and Mineral Lease dated November 4, 1997, from Norman W. Evans and wife, Ila W. Evans, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800515, Official Records, Jefferson County, Texas, covering 2 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

17. Oil, Gas and Mineral Lease dated November 4, 1997, from Donald L. Gallier, as Lessor, to King Ranch Oil and Gas, Inc. as Lessee, recorded as Document No. 98-9800518, Official Records, Jefferson County, Texas, covering 2.12 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

18. Oil, Gas and Mineral Lease dated March 22, 2000, from Laurie Ann Reynolds, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000011182, Official Records, Jefferson County, Texas, covering 1 acre of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

19. Oil, Gas and Mineral Lease dated February 11, 2000, from Hugh Charles Sanders, Sr., as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008622, Official Records, Jefferson County, Texas, covering 1 acre of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

20. Oil, Gas and Mineral Lease dated February 11, 2000, from Lawrence Melton Sanders, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No 2000008623, Official Records, Jefferson County, Texas, covering 1 acre of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

21. Oil, Gas and Mineral Lease dated February 8, 2000, from Molly Sue Ridley, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008636, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

22. Oil, Gas and Mineral Lease dated February 8, 2000, from John L. Kolander, Jr., as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008629, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

23. Oil, Gas and Mineral Lease dated February 8, 2000, from Gerald W. Kolander, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008627, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

24. Oil, Gas and Mineral Lease dated February 8, 2000, from Ronald C. Kolander, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No 2000008631, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

25. Oil, Gas and Mineral Lease dated February 8, 2000, from Annabelle Mitchell, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008633, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

26. Oil, Gas and Mineral Lease dated February 8, 2000, from Donald Woodrow Robinson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008637, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

27. Oil, Gas and Mineral Lease dated February 8, 2000, from Larry Lee Robinson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008638, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

28. Oil, Gas and Mineral Lease dated February 8, 2000, from Vivian Hensley, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008625, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

29. Oil, Gas and Mineral Lease dated February 8, 2000, from Marguerite M. Kolander, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008630, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

30. Oil, Gas and Mineral Lease dated February 8, 2000, from Margaret K. Higginbotham, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No 2000008626, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

31. Oil, Gas and Mineral Lease dated February 8, 2000, from Mary Catherine Thibodeaux, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008640, Official Records, Jefferson County, Texas, covering
0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

32A. Oil, Gas and Mineral Lease dated February 8, 2000, from James Kolander, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008628, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

32B. Oil, Gas and Mineral Lease dated February 8, 2000, from Susie B. Kolander, Linda Hogan and Sheila F. Studdert, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008632, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

33. Oil, Gas and Mineral Lease dated February 8, 2000, from Theodora P. Stuart, as Attorney-in-Fact for Welton C. Wright, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008639, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

34. Oil, Gas and Mineral Lease dated February 8, 2000, from Cecile Ann Wright, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008641, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

35. Oil, Gas and Mineral Lease dated February 8, 2000, from Joseph Leon Mitchell, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008635, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

36. Oil, Gas and Mineral Lease dated February 8, 2000, from Tommie Sue West, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000010928, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

37. Oil, Gas and Mineral Lease dated February 8, 2000, from Brian Craig Mitchell, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000011179, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

38. Oil, Gas and Mineral Lease dated February 8, 2000, from Averill Luanne Mitchell, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008634, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

39. Oil, Gas and Mineral Lease dated February 8, 2000, from Monte O'Fiel, Individually and Independent Executor of the Estate of Violet G. O'Fiel, Deceased, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008624, Official Records, Jefferson County, Texas, covering 0.90 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

40. Oil, Gas and Mineral Lease acknowledged March 7, 2000, from Doris Fertitta, as Lessor, to Venus Exploration, Inc, as Lessee, recorded as Document No 2000010933, Official Records, Jefferson County, Texas, covering 3 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

41. Oil Gas and Mineral Lease dated October 8, 1997, from Mary Louise Ainsworth, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9734332, Official Records, Jefferson County, Texas, covering 16 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

42. Oil, Gas and Mineral Lease dated October 20, 1997, from Hazel Bales Cannon, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800510, Official Records, Jefferson County, Texas, covering 16 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

43. Oil, Gas and Mineral Lease dated January 27, 2000, from Joseph Kenneth Morgan, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No 2000008620, Official Records, Jefferson County, Texas, covering 16 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

44. Oil, Gas and Mineral Lease dated January 7, 2000, from Willis E. Morgan, Jr., as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No 2000005353, Official Records, Jefferson County, Texas, covering 16 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

45. Oil, Gas and Mineral Lease dated September 16, 1997, from Lower Neches Valley Authority, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded by Notice of Oil, Gas and Mineral Lease as Document No. 97-9731686, Official Records, Jefferson County, Texas, covering 9.33 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

46. Oil, Gas and Mineral Lease dated May 15, 1997, from Jack West and wife, Mary H West, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No 97-9717304, Official Records, Jefferson County, Texas, covering
21.32 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

47. Oil, Gas and Mineral Lease dated April 28, 1997, from William B. West, Jr., as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9717377, Official Records, Jefferson County, Texas, covering 27.72 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

48. Oil, Gas and Mineral Lease dated April 28, 1997, from Ida Ann W. Latiolais, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9717378, Official Records, Jefferson County, Texas, covering 27.72 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

49. Oil, Gas and Mineral Lease dated April 28, 1997, from Hazel Eugenia W. Hutton, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9720064, Official Records, Jefferson County, Texas, covering
27.72 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

50. Oil and Gas Lease dated May 1, 2000, from ExxonMobil Pipeline Company, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000026632, Official Records, Jefferson County, Texas, covering 0.21 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

51. Oil, Gas and Mineral Lease dated March 22, 2000, from William Russell Reynolds, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000011131, Official Records, Jefferson County, Texas, covering 1 acre of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

52. Oil, Gas and Mineral Lease dated March 22, 2000, from Debra Elaine Reynolds Lorance, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000011180, Official Records, Jefferson County, Texas, covering 1 acre of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

53. Oil, Gas and Mineral Lease dated July 26, 2000, from Denise Terzian to Venus Exploration, Inc., recorded as Document No. 2000030986, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

54. Oil, Gas and Mineral Lease dated July 14, 2000, from John David Birdwell, Jr., to Venus Exploration, Inc., recorded as Document No. 2000030987, Official Public Records of Real Property, Jefferson County, Texas, covering 53 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

55. Oil, Gas and Mineral Lease dated July 27, 2000, from Ida Reed Johns Gay to Venus Exploration, Inc., recorded as Document No. 2000030988, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

56. Oil, Gas and Mineral Lease dated July 26, 2000, from John J. Johns, III, to Venus Exploration, Inc., recorded as Document No. 2000030989, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

57. Oil, Gas and Mineral Lease dated July 26, 2000, from Bonnar Spring to Venus Exploration, Inc., recorded as Document No. 2000030990, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

58. Oil, Gas and Mineral Lease dated August 1, 2000, from Donna Lee Young to Venus Exploration, Inc., recorded as Document No. 2000030991, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

59. Oil, Gas and Mineral Lease dated July 17, 2000, from Mary Elizabeth Birdwell Smith to Venus Exploration, Inc., recorded as Document No. 2000032290, Official Public Records of Real Property, Jefferson County, Texas, covering 53 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

60. Oil, Gas and Mineral Lease dated August 1, 2000, from David Johns to Venus Exploration, Inc., recorded as Document No. 2000033659, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

61. Oil, Gas and Mineral Lease dated July 26, 2000, from Melou Piegari to Venus Exploration, Inc., recorded as Document No. 2000034450, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

62. Oil, Gas and Mineral Lease dated August 1, 2000, from William F. Cavanaugh, III, to Venus Exploration, Inc., recorded as Document No. 2000034451, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

63. Oil, Gas and Mineral Lease dated July 14, 2000, from Harvey Webb Cowan, et al., to Venus Exploration, Inc., a Memorandum of which is recorded as Document No. 2000036620, Official Public Records of Real Property, Jefferson County, Texas, covering 53 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

64. Oil, Gas and Mineral Lease dated July 26, 2000, from Andrew Johns to Venus Exploration, Inc., recorded as Document No. 2000040708, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

65. Oil, Gas and Mineral Lease dated October 18, 2000, from Ruth Ann McLeod to Venus Exploration, Inc., recorded as Document No, 2000042472, Official Public Records of Real Property, Jefferson County, Texas, covering 50 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

66. Oil, Gas and Mineral Lease dated November 28, 2000, from Helen Joan Overpeck Lemon to Venus Exploration, Inc., recorded as Document No. 2000046109, Official Public Records of Real Property, Jefferson County, Texas, covering 16 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

67. Oil, Gas and Mineral Lease dated April 24, 2001, from Morris Kent Jackson to Venus Exploration, Inc., recorded as Document No. 2001020521, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

68. Oil, Gas and Mineral Lease dated April 24, 2001, from Mary Dianne Orbeck to Venus Exploration, Inc., recorded as Document No. 2001020520, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

69. Oil, Gas and Mineral Lease dated April 24, 2001, from Daniel Emerson Orbeck, Jr. to Venus Exploration, Inc., recorded as Document No. 2001018465, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

70. Oil, Gas and Mineral Lease dated April 24, 2001, from Linda M. Bryan, Individually and as Attorney-in-Fact for Evelyn Orbeck Jackson, to Venus Exploration, Inc., recorded as Document No. 2001018464, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

71. Oil, Gas and Mineral Lease dated April 24, 2001, from Daniel E. Orbeck, Sr., to Venus Exploration, Inc., recorded as Document No. 2001018467, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

72. Oil, Gas and Mineral Lease dated April 24, 2001, from Joseph Carrol Orbeck and Johnye C. Carroll to Venus Exploration, Inc., recorded as Document No. 2001018466, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

73. Oil, Gas and Mineral Lease dated April 24, 2001, from Mark Lindsley Orbeck to Venus Exploration, Inc., recorded as Document No. 2001018468, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

74. Oil, Gas and Mineral Lease dated April 24, 2001, from Dale Christine Orbeck Van Sickle to Venus Exploration, Inc., recorded as Document No. 2001022318, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

75. Oil, Gas and Mineral Lease dated April 24, 2001, from James Stanley Orbeck to Venus Exploration, Inc., recorded as Document No. 2001028271, Official Public Records of Real Property, Jefferson County, Texas, covering 5 acres of land, more or less, in the David Choate League, A-11, Jefferson County, Texas;

76. Oil, Gas and Mineral Lease dated June 2, 1997, from Ray E. Harder, Jr., as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 97-9720238, Official Records, Jefferson County, Texas, as extended, covering 480 acres of land, more or less, in the J. Gerish, Jr. Survey, A-25, Jefferson County, Texas, having been determined by recent survey to actually cover 508.98 acres;

77. Oil, Gas and Mineral Lease dated June 2, 1997, from Edra Harder Bogucki, as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 97-9720240, Official Records, Jefferson County, Texas, as extended, covering 480 acres of land, more or less, in the J. Gerish, Jr. Survey, A-25, Jefferson County, Texas, having been determined by recent survey to actually cover 508.98 acres;

78. Oil, Gas and Mineral Lease dated June 2, 1997, from Louise Paggi, as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 97-9720241, Official Records, Jefferson County, Texas, as extended and ratified, covering 480 acres of land, more or less, in the J. Gerish, Jr. Survey, A-25, Jefferson County, Texas, having been determined by recent survey to actually cover 508.98 acres;

79. Oil, Gas and Mineral Lease dated June 2, 1997, from Ann Harder, as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 97-9720239, Official Records, Jefferson County, Texas, as extended, covering 480 acres of land, more or less, in the J. Gerish, Jr. Survey, A-25, Jefferson County, Texas, having been determined by recent survey to actually cover 508.98 acres;

80. Oil, Gas and Mineral Lease dated October 3, 1997, from Lillie Mae Launey O'Fiel, et al, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800511, Official Records, Jefferson County, Texas, covering
22.986 acres of land, more or less, in the David Choate Survey, A-1l, Jefferson County, Texas;

81. Oil, Gas and Mineral Lease dated October 3, 1997, from Frances C. Barrow Ford, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9737889, Official Records, Jefferson County, Texas, covering
13.25 acres of land, more or less, in the David Choate Survey, A-l1, Jefferson County, Texas;

82. Oil, Gas and Mineral Lease dated October 3, 1997, from Joseph Edward Barrow, Jr., as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9735951, Official Records, Jefferson County, Texas, covering 3.25 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

83. Oil, Gas and Mineral Lease dated December 14, 1999, from Raymond P. Kotz, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 1999047192, Official Records, Jefferson County, Texas, covering 2.00 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

84. Oil, Gas and Mineral Lease dated October 27, 1997, from Michael Wayne Kotz, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9805806, Official Records, Jefferson County, Texas, covering 2.00 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

85. Oil, Gas and Mineral Lease dated October 3, 1997, from Annabelle Mitchell, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800513, Official Records, Jefferson County, Texas, covering 16.09 acres of land, more or less, in the David Choate Survey, A-1l, Jefferson County, Texas;

86. Oil, Gas and Mineral Lease dated March 3, 1998, from Carol A. Williamson as Agent and Attorney-In-Fact for June E. Burrell, as Lessor, to King Ranch Energy, Inc., as Lessee, recorded as Document No. 98-9814339, Official Records, Jefferson County, Texas, covering 13.00 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

87. Oil, Gas and Mineral Lease dated October 8, 1997, from Vivian Hensley, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9737890, Official Records, Jefferson County, Texas, covering 9.051 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

88. Oil, Gas and Mineral Lease dated October 3, 1997, from Donald Woodrow Robinson, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9734333, Official Records, Jefferson County, Texas, as ratified, covering 7.13 acres of land, more or less, INSOFAR AS AND ONLY INSOFAR AS said lease covers and includes 5.13 acres being Tracts 2 and 3 of the lands described therein, located in the David Choate Survey, A-11, Jefferson County, Texas;

89. Oil, Gas and Mineral Lease dated October 3, 1997, from Larry Lee Robinson, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9737891, Official Records, Jefferson County, Texas, covering 5.13 acres of land, more or less, located in the David Choate Survey, A-11, Jefferson County, Texas;

90. Oil, Gas and Mineral Lease dated November 4, 1997, from Thomas Lee Wright, et ux, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9805808, Official Records, Jefferson County, Texas, covering
1.13 acres of land, more or less, located in the David Choate Survey, A-11, Jefferson County, Texas;

91. Oil, Gas and Mineral Lease dated December 10, 1999, from Daniel B. Pemberton, et ux, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000004889, Official Records, Jefferson County, Texas, covering
3.957 acres of land, more or less, located in the David Choate Survey, A-11, Jefferson County, Texas;

92. Oil, Gas and Mineral Lease dated October 3, 1997, from Betty Jean Lebert, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800516, Official Records, Jefferson County, Texas, covering 1.00 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

93. Oil, Gas and Mineral Lease dated August 21, 1997, from Molly Sue Ridley, as Guardian of the Estate of Elizabeth K. Sherman, NCM, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 97-9731692, Official Records, Jefferson County, Texas, covering 20.50 acres of land, more or less, INSOFAR AS AND ONLY INSOFAR AS said lease covers and includes 4.00 acres consisting of First Tract out of the lands described therein, located in the David Choate Survey, A-11, Jefferson County, Texas;

94. Oil, Gas and Mineral Lease dated January 10, 2000, from John Ivan Seaberg, Individually and as Administrator of the Estate of Blanch Laidacker Seaberg, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000004891, Official Records, Jefferson County, Texas, covering 7.00 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

95. Oil, Gas and Mineral Lease dated January 10, 2000, from Michael A. Laidacker, et al., as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000018248, Official Records, Jefferson County, Texas, covering
7.00 acres of land, more or less, in the David Choate Survey, A-l1, Jefferson County, Texas;

96. Oil, Gas and Mineral Lease dated March 23, 2000, from Richard Blake Mackan, Jr., Individually and as Independent Executor of the Estate of Ruth Laidacker Mackan, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000013861, Official Records, Jefferson County, Texas, covering 7.00 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

97. Oil, Gas and Mineral Lease dated December 27, 1999, from Janis Robira Gothreaux, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 19990499324, Official Records, Jefferson County, Texas, covering
5.05 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

98. Oil, Gas and Mineral Lease dated November 14, 1997, from H. C. Gilbert, as Lessor, to King Ranch Oil and Gas, Inc., as Lessee, recorded as Document No. 98-9800517, Official Records, Jefferson County, Texas, covering 4.05 acres of land, more or less, located in the David Choate Survey, A-11, Jefferson County, Texas;

99. Oil, Gas and Mineral Lease dated February 20, 1998, from Ella Woodley Achten, as Lessor, to Lynn Presley, Inc., as Lessee, recorded as Document No. 98-9829614, Official Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 3, more or less, located in the James Gerish, Jr. League, A-25, Jefferson County, Texas;

100. Oil, Gas and Mineral Lease dated March 6, 1998, from Iles and Iles Investments, Inc., as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 98-9829617, Official Records, Jefferson County, Texas, covering
10.21 acres of land and known as Lot 2, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

101. Oil, Gas and Mineral Lease dated March 13, 1998, from Melvin J. Jannise, et ux, as Lessor, to Lynn V. Presley, Inc., as Lessee, recorded as Document No. 98-9829613, Official Public Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 5, more or less, located in the James Gerish, Jr. League, A-25, Jefferson County, Texas;

102. Oil, Gas and Mineral Lease dated October 3, 2000, from Ray Mitchell, et ux, as Lessor to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000038540, Official Public Records, Jefferson County, Texas, covering 10.32 acres of land and known as Lot 1, more or less, located in the James Gerish, Jr. League, A-25, Jefferson County, Texas;

103. Oil, Gas and Mineral Lease dated October 24, 2000, from Mary F. Leger, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000040620, Official Public Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 5, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

104. Oil, Gas and Mineral Lease dated October 24, 2000, from Gerald Hugh Henderson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000040870, Official Public Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 5, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

105. Oil, Gas and Mineral Lease dated October 24, 2000, from Janice Carol Turner, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000045520, Official Public Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 5, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

106. Oil, Gas and Mineral Lease dated October 24, 2000, from Rose Magliolo, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000045231, Official Public Records, Jefferson County, Texas, covering 10 acres of land and known as Lot 4, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

107. Oil and Gas Lease dated September 19, 2001, from Hibernia National Bank, Trustee of the Lawrence Leger Testamentary Trust f/b/o Marie Beard, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001034613, Official Public Records of Real Property, Jefferson County, Texas, covering 10 acres of land, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

108. Oil, Gas and Mineral Lease dated October 24, 2000, from Dan Barton Leger, et al., Co-Trustees of the Weldon Leger Family Trust, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001037218, Official Public Records of Real Property, Jefferson County, Texas, covering 10 acres of land, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

109. Oil, Gas and Mineral Lease dated October 24, 2000, from Carl Lane Henderson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001037219, Official Public Records of Real Property, Jefferson County, Texas, covering 10 acres of land, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

110. Oil, Gas and Mineral Lease dated October 24, 2000, from Mark Wayne Henderson, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001039055, Official Public Records of Real Property, Jefferson County, Texas, covering 10 acres of land, more or less, located in the James Gerish Jr. League, A-25, Jefferson County, Texas;

111. Oil, Gas and Liquid Hydrocarbon Lease dated May 9, 2001, from Chronister Family Trust, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001007193, Official Records, Jefferson County, Texas, covering
110.1458 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

112. Oil, Gas and Liquid Hydrocarbon Lease dated May 8, 2001, from Sally Ann Moore Schofield, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001006716, Official Records, Jefferson County, Texas, covering
110.1458 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

113. Oil, Gas and Liquid Hydrocarbon Lease dated May 15, 2001, from Marie Camp, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001008150, Official Records, Jefferson County, Texas, covering 110.1458 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

114. Oil, Gas and Liquid Hydrocarbon Lease dated April 18, 2001, from Shanna Rothkamm, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001004960, Official Records, Jefferson County, Texas, covering 1.205 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

115. Oil, Gas and Liquid Hydrocarbon Lease dated April 19, 2001, from Melvin Hugh Henslee and wife, Lucille Henslee, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001004959, Official Records, Jefferson County, Texas, covering 1.0 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

116. Oil, Gas and Liquid Hydrocarbon Lease dated April 18, 2001, from Vicki Rene Bottoms, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001005565, Official Records, Jefferson County, Texas, covering 1.205 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

117. Oil, Gas and Liquid Hydrocarbon Lease dated July 9, 2001, from M.E. Burkhart, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001009912, Official Records, Jefferson County, Texas, covering 44.019 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

118. Oil, Gas and Liquid Hydrocarbon Lease dated October 29, 2001, from Helen V. Henslee, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001033077, Official Records, Jefferson County, Texas, covering 20.98 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

119. Oil, Gas and Liquid Hydrocarbon Lease dated January 10, 2000 from Richard Blake Mackan, Jr. Individually and as Independent Executor of the Estate of Ruth Laidacker Mackan, deceased, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000013860, Official Records, Jefferson County, Texas, covering 1.0 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

120. Oil, Gas and Liquid Hydrocarbon Lease dated January 31, 2000, from Michael
A. Laidacker, Individually and Gary W. Laidacker, Individually, and as Co-Trustees of the Testamentary Trust created under the Will of Willora Laidacker, deceased, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000015931, Official Records, Jefferson County, Texas, covering
1.0 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

121. Oil, Gas and Liquid Hydrocarbon Lease dated January 31, 2000, from John Ivan Seaberg, Individually and as Administrator of the Estate of Blanche Laidacker Seaberg, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2000008621, Official Records, Jefferson County, Texas, covering 1.0 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

122. Quitclaim Deed dated February 28, 2000 from Eileen Blake, as Grantor to Venus Exploration, Inc., as Grantee, recorded in the Official Records as Document No. 20000008621, covering .2134 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

123. Quitclaim Deed dated February 28, 2000 from Donald L. Gallier, as Grantor to Venus Exploration, Inc., as Grantee, recorded in the Official Records as Document No. 20000011183, covering .2134 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

124. Quitclaim Deed dated February 28, 2000 from Albert E. Gallier, as Grantor to Venus Exploration, Inc., as Grantee, recorded in the Official Records as Document No. 20000011150, covering .2134 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

125. Mineral Deed dated February 28, 2000 from Eugene William Borden, as Grantor to Venus Exploration, Inc. as Grantee, recorded in the Official Records as Document No. 2000011151, covering 2.0 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

126. Deed Without Warranty dated May 1, 2000 from ExxonMobil Pipeline Company, a Delaware Corporation, as Grantor, to Venus Exploration, Inc., as Grantee, recorded in the Official Records as Document No. 2000026630, covering .21 acre of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

127. Deed and Bill of Sale dated January 24, 2000 from Apache Corporation, as Grantor to Venus Exploration, Inc., as Grantee, recorded in the Official Records as Document No. 20000006713, covering Tract 1 of 1.03 acres, more or less, and Tract 2 of 6.3196 acres of land, more or less, in the David Choate Survey, A-11, Jefferson County, Texas;

128. Oil, Gas and Liquid Hydrocarbon Lease dated March 17, 2001, from Henry H. Rachford, Jr., as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001008489, Official Records, Jefferson County, Texas, covering
22.9 acres of land, more or less, in the James Garish, A-25, Jefferson County, Texas;

129. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Ray T. Antilley, Jr., as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001008490, Official Records, Jefferson County, Texas, covering
4.975 acres of land, more or less, in the James Garish, A-25, Jefferson County, Texas;

130. Oil, Gas and Liquid Hydrocarbon Lease dated February 14, 2001, from Allen
V. Clark, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001008149, Official Records, Jefferson County, Texas, covering 6.0116 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

131. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Fred Pouncy, Sr. and wife, Ella P. Pouncy, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001010248, Official Records, Jefferson County, Texas, covering 10.935 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

132. Oil, Gas and Liquid Hydrocarbon Lease dated May 22, 1998, from Mixon Land Company, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 98-9829629, Official Records, Jefferson County, Texas, covering 272.90 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

133. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Michael Alcaire Kotz, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001016096, Official Records, Jefferson County, Texas, covering
105.60 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

134. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from James Rudolph Kotz, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001009910, Official Records, Jefferson County, Texas, covering
105.60 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

135. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Jerry Lloyd Kotz, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001009911, Official Records, Jefferson County, Texas, covering
105.60 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

136. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Alma Kotz Manuel, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001009909, Official Records, Jefferson County, Texas, covering 105.60 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

137. Oil, Gas and Liquid Hydrocarbon Lease dated March 10, 2001, from Thelma Dell Kotz West, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001012019, Official Records, Jefferson County, Texas, covering
105.60 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

138. Oil, Gas and Liquid Hydrocarbon Lease dated May 22, 1998, from Louis M. Broussard, et al, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 98-9829630, Official Records, Jefferson County, Texas, covering
570.61 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

139. Oil, Gas and Liquid Hydrocarbon Lease dated May 22, 1998, from Louis M. Broussard, et al, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 98-9829631, Official Records, Jefferson County, Texas, covering
102.22 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

140. Oil, Gas and Liquid Hydrocarbon Lease dated June 6, 2001, from Michael F. Doran, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 2001016097, Official Records, Jefferson County, Texas, covering 22.91 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

141. Oil, Gas and Liquid Hydrocarbon Lease dated May 25, 2001, from Morgan Family Living Revocable Trust, as Lessor, to Venus Exploration, Inc., as Lessee, recorded as Document No. 98-9829628, Official Records, Jefferson County, Texas, covering 2.0 acres of land, more or less, in the James Garish Survey, A-25, Jefferson County, Texas;

142. Oil, Gas and Liquid Hydrocarbon Lease dated December 28, 1976, from Westbury Farms, Inc., as Lessor, to D. E. Killam, Jr., as Lessee, recorded as Document No. 948299, Official Records, Jefferson County, Texas, covering
213.8460 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

143. Oil, Gas and Liquid Hydrocarbon Lease dated March 25, 1977, from Mixson Land Company, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 954491, Official Records, Jefferson County, Texas, covering 396.3612 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

144. Oil, Gas and Liquid Hydrocarbon Lease dated March 8, 1977, from Katherine Belle B. Doyle, et al., as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 954495, Official Records, Jefferson County, Texas, covering 37.4324 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

145. Oil, Gas and Liquid Hydrocarbon Lease dated April 9, 1977, from Joe Michael Mazzola, Jr., as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 953742, Official Records, Jefferson County, Texas, covering 21.1684 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

146. Oil, Gas and Liquid Hydrocarbon Lease dated November 8, 1977, from Grace Hensley (a feme sole), as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 972218, Official Records, Jefferson County, Texas, covering 3.7575 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

147. Oil, Gas and Liquid Hydrocarbon Lease dated February 7, 1977, from the George Henry Norman Estate, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948303, Official Records, Jefferson County, Texas, covering 71.1804 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

148. Oil, Gas and Liquid Hydrocarbon Lease dated January 25, 1977, from Deloras Vita Rowe, a widow, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948304, Official Records, Jefferson County, Texas, covering 163.4622 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

149. Oil, Gas and Liquid Hydrocarbon Lease dated March 25, 1977, from Katherine Belle B. Doyle, et al., as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 954496, Official Records, Jefferson County, Texas, covering
180.2341 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

150. Oil, Gas and Liquid Hydrocarbon Lease dated March 25, 1977, from the Walter Company, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 954492, Official Records, Jefferson County, Texas, covering 30.1733 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

151. Oil, Gas and Liquid Hydrocarbon Lease dated May 9, 1977, from Jimmie C. Garner and Lillian Garner, husband and wife, as Lessors, to Texaco, Inc., as Lessee, recorded as Document No. 963827, Official Records, Jefferson County, Texas, covering 42.9988 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

152. Oil, Gas and Liquid Hydrocarbon Lease dated February 14, 1977, from John P. Blair, et al., as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948301, Official Records, Jefferson County, Texas, covering 28.9724 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

153. Oil, Gas and Liquid Hydrocarbon Lease dated February 14, 1977, from Sally Ann Moore Schofield, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948225, Official Records, Jefferson County, Texas, covering 28.9724 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

154. Oil, Gas and Liquid Hydrocarbon Lease dated February 14, 1977, from Hattie Moore Nolen, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 949247, Official Records, Jefferson County, Texas, covering 28.9724 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

155. Oil, Gas and Liquid Hydrocarbon Lease dated February 14, 1977, from Mildred
N. Land, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 949836, Official Records, Jefferson County, Texas, covering 28.9724 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

156. Oil, Gas and Liquid Hydrocarbon Lease dated October 6, 1977, from the Alberdena M. Ruysenaars Estate, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 971855, Official Records, Jefferson County, Texas, covering
45.0000 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

157. Oil, Gas and Liquid Hydrocarbon Lease dated February 18, 1977, from D. F. Sanders, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948305, Official Records, Jefferson County, Texas, covering 67.9700 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

158. Oil, Gas and Liquid Hydrocarbon Lease dated February 18, 1977, from Alto V. Watson III, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948307, Official Records, Jefferson County, Texas, covering 28.3320 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

159. Oil, Gas and Liquid Hydrocarbon Lease dated February 18, 1977, from Malcolm
R. Sanders, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948306, Official Records, Jefferson County, Texas, covering 28.3320 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

160. Oil, Gas and Liquid Hydrocarbon Lease dated May 9, 1977, from Everett and Margaret Burkhart, as Lessors, to Texaco, Inc., as Lessee, recorded as Document No. 961845, Official Records, Jefferson County, Texas, covering 54.2596 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

161. Oil, Gas and Liquid Hydrocarbon Lease dated February 22, 1977, from Bill J. Sanders, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 956500, Official Records, Jefferson County, Texas, covering 28.3320 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

162. Oil, Gas and Liquid Hydrocarbon Lease dated February 18, 1977, from D. F. Sanders, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 948308, Official Records, Jefferson County, Texas, covering 28.3320 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

163. Oil, Gas and Liquid Hydrocarbon Lease dated April 4, 1977, from W.A.S. Properties, Inc., as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 954248, Official Records, Jefferson County, Texas, covering 67.9700 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

164. Oil, Gas and Liquid Hydrocarbon Lease dated February 22, 1977, from Bill J. Sanders, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 956499, Official Records, Jefferson County, Texas, covering 67.9700 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas;

165. Oil, Gas and Liquid Hydrocarbon Lease dated October 4, 1977, from Missouri Pacific Railroad Company, currently known as Union Pacific Land Resources Corporation, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 969995, Official Records, Jefferson County, Texas, covering 1.4291 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas; and

166. Oil, Gas and Liquid Hydrocarbon Lease dated October 12, 1979, from Mary Francis Richardson, as Lessor, to Texaco, Inc., as Lessee, recorded as Document No. 1041535, Official Records, Jefferson County, Texas, covering 1.1862 acres of land, more or less in the David Choate League, A-11, Jefferson County, Texas.


              It is the intent of the parties for Venus to assign to Samson all of Venus' right, title and interest, however described, in and to all oil and gas leasehold, mineral interests or contractual rights as to those lands or property included in and/or contiguous to that acreage governed by that certain Joint Operating Agreement dated February 4, 1997 (China Beach Prospect) and that certain Joint Operating Agreement dated October 8, 1997 (Westbury Prospect), Jefferson County, Texas.

                               END OF EXHIBIT "B"

                                   EXHIBIT "C"

                 ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT DATED THE 15TH DAY OF JANUARY, 2003
                                 BY AND BETWEEN
             SAMSON LONE STAR LIMITED PARTNERSHIP, AS PURCHASER, AND
                       VENUS EXPLORATION, INC., AS SELLER

================================================================================


1. Farmout Agreement dated February 1, 1997 between Apache Corporation and King Ranch Oil and Gas, Inc.;

2. Operating Agreement dated February 1, 1997 between Apache Corporation and King Ranch Oil and Gas, Inc.;

3. Participation Agreement dated February 4, 1997 between King Ranch Oil and Gas, Inc., Venus Exploration, Inc., Trail Mountain, Inc., and Lomak Production I, LP;

4. Notice of Operating Agreement on Constitution Prospect dated February 4, 1997, Recording #97-9737888, Jefferson County, Texas;

5. Gas Purchase and Sale Agreement dated July 1, 2000, between Duke Energy Field Services Marketing, LLC, and Venus Exploration, Inc.;

6. Gas Processing Agreement dated July 1, 2000, between Duke Energy Field Services Marketing, LLC, and Venus Exploration, Inc.;

7. Crude Oil Purchase Agreement dated December 4, 2001, between Sunoco Inc., and Venus Exploration, Inc.;

8. Letter Agreement dated April 17, 1997, between Steve Conn and King Ranch Oil & Gas, Inc.;

9. Right of Way for Road Use dated July 17, 1998 between William J. Cuibreath and Venus Exploration, Inc.;

10. Right of Way for Road Use dated July 16, 1998 between Garland F. West and Venus Exploration, Inc.;

11. Right of Way Agreement dated July 17, 1998 between Edward Royer and wife, Patricia Royer to Venus Exploration, Inc. recording in #98-9827893, Jefferson County, Texas;

12. Right of Way Agreement dated July 17, 1998 between Westbury Farms, Inc. to Venus Exploration, Inc., recording in #98-9827892, Jefferson County, Texas;

13. License for Non-Exclusive Use Easement dated September 2, 1998 between Westbury Farms, Inc. and Venus Exploration, Inc., recording in #98-9834954, Jefferson County, Texas;

14. Easement Agreement dated September 14, 2000 between Venus Exploration, Inc. to Centana Intrastate Pipeline, LLC;

15. Notice of Operating Agreement on Westbury Prospect dated October 8, 1997, recording 2002038418, Jefferson County, Texas;

16. Declaration of Unit on Paggi #1 dated October 2, 2000, recording 2000037796 and 2000041820 and amended in recording 2001005915, Jefferson County, Texas;

17. Declaration of Unit on Apache #1 dated May 10, 2000, recording 2000017732, Jefferson County, Texas;

18. Overriding Royalty Agreement (Expanded Yegua Exploration Program) effective December 31, 1997, between Venus Exploration, Inc., and John Y. Ames;

19. Overriding Royalty Agreement (Expanded Yegua Exploration Program) effective December 31, 1997, between Venus Exploration, Inc., and Thomas E. Ewing;

20. Overriding Royalty Agreement (Expanded Yegua Exploration Program) effective December 31, 1997, between Venus Exploration, Inc., and Bonnie R. Weise;

21. Overriding Royalty Agreement (Constitution Prospect) effective December 31, 1999, between Venus Exploration, Inc., and Eugene L. Ames, III; and

22. Overriding Royalty Agreement (Westbury Prospect) effective December 31, 1999, between Venus Exploration, Inc., and Eugene L. Ames, III.

23. Letter Agreement dated September 29, 1999, by and between Venus Exploration, Inc., and Integrated Petroleum Technologies, Inc.

                                   EXHIBIT "D"

                 ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT DATED THE 15TH DAY OF JANUARY, 2003
                                 BY AND BETWEEN
               SAMSON LONE STAR LIMITED PARTNERSHIP, AS BUYER, AND
                       VENUS EXPLORATION, INC., AS SELLER


1. Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated July 6, 2001, from Venus Exploration, Inc. to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, recorded as Document No. 2001024467, Official Public Records of Real Property, Jefferson County, Texas. This Deed of Trust secures the payment of a line of credit note in the principal amount of $5,000,000.00, dated July 6, 2001, as amended, executed by Venus Exploration, Inc., and payable to the order of Hibernia National Bank on or before May 30, 2002. By Assignment dated May 30, 2002, recorded as Document No. 2002021109, Official Public Records of Real Property, Jefferson County, Texas, Hibernia National Bank assigned all of its right, title and interest in the aforesaid note and lien to The Frost National Bank.

2. Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 27, 2001, from Venus Exploration, Inc. to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, recorded as Document No. 2001035621, Official Public Records of Real Property, Jefferson County, Texas. This Deed of Trust secures the payment of a line of credit note in the principal amount of $5,000,000.00, dated July 6, 2001, as amended, executed by Venus Exploration, Inc., and payable to the order of Hibernia National Bank on or before May 30, 2002. By Assignment dated May 30, 2002, recorded as Document No. 2002021109, Official Public Records of Real Property, Jefferson County, Texas, Hibernia National Bank assigned all of its right, title and interest in the aforesaid note and lien to The Frost National Bank.

3. Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2001, from Venus Exploration, Inc. to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, recorded as Document No. 2001039301, Official Public Records of Real Property, Jefferson County, Texas. This Deed of Trust secures the payment of a line of credit note in the principal amount of $5,000,000.00, dated July 6, 2001, as amended, executed by Venus Exploration, Inc., and payable to the order of Hibernia National Bank on or before May 30, 2002. By Assignment dated May 30, 2002, recorded as Document No. 2002021109, Official Public Records of Real Property, Jefferson County, Texas, Hibernia National Bank assigned all of its right, title and interest in the aforesaid note and lien to The Frost National Bank.

4. Second Lien Deed of Trust dated May 30, 2002, from Venus Exploration, Inc. to Carl R. Oliver, Trustee for the benefit of L. Lowry Mays, James
         W. Gorman, Robert Scott, Robert Buschman, Michael E. Little, E. L. Ames, Jr. and John Y. Ames, recorded as Document No. 2002024625, Official Public Records of Real Property, Jefferson County, Texas. This Deed of Trust secures payment of the obligation to repay each Beneficiary for any amounts paid to The Frost National Bank as a direct result of the Bank's exercise of its rights under that certain May 30, 2002 Guaranty Agreement securing Grantor's indebtedness to the Bank in the amount of $2,000,000.00, as referenced in said Guaranty Agreement.

5. Apache Unit. Lien Affidavit filed on June 7, 2002, as Document No. 2002021204, Official Public Records of Real Property, Jefferson County, Texas, by Range Production I, L.P., as Claimant, against Venus Exploration, Inc., as Owner. This affidavit indicates that Claimant is due $432,555.72 in defaulted production payments, plus any cash call funds that were diverted from the usage authorized from May, 2001 through January, 2002, in connection with the Kolander No. 1 Well located on the captioned unit.

6. Apache Unit. Lien Affidavit filed on June 20, 2002, as Document No. 2002021204, Official Public Records of Real Property, Jefferson County, Texas, by FGSCO, Ltd., as Claimant, against Venus Exploration, Inc., as Owner. This affidavit indicates that Claimant furnished materials and services in connection with the captioned unit and $4,167.78 is due and owing to Claimant.

7. Apache Unit. Lien Affidavit filed on June 27, 2002, as Document No. 2002023789, Official Public Records of Real Property, Jefferson County, Texas, by Thomas Petroleum, Ltd., as Claimant, against Venus Exploration, Inc., as Owner. This affidavit indicates that Claimant furnished materials in connection with the captioned unit and $1,820.87 is due and owing to Claimant.

8. Paggi Unit. Lien affidavit filed on June 27, 2002, as Document No. 2002023789, Official Public Records of Real Property, Jefferson County, Texas, by Thomas Petroleum, Ltd., as Claimant, against Venus Exploration, Inc., as Owner. The affidavit indicates that Claimant furnished materials in connection with the captioned unit and $1,576.12 is due and owing to Claimant.

                                   EXHIBIT "E"

                 ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT DATED THE 15TH DAY OF JANUARY, 2003
                                 BY AND BETWEEN
               SAMSON LONE STAR LIMITED PARTNERSHIP, AS BUYER, AND
                       VENUS EXPLORATION, INC., AS SELLER



STATE OF TEXAS                        ss.
                                      ss.
COUNTY OF  JEFFERSON                  ss.


                           ASSIGNMENT AND BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS:

         THAT, Venus Exploration, Inc., whose address is 1250 N.E. Loop 410, San Antonio Texas 78209, herein called "Assignor," in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, convey, sell, assign, and transfer unto

Samson Lone Star Limited Partnership whose address is Samson Plaza, Two West Second Street, Tulsa, Oklahoma 74103, herein called "Assignee," the following interests:

          1. all of Assignor's right, title, and interest in and to the leases (whether one or more) and lands described on Exhibit "A" attached hereto and made a part hereof (the "Leases"), said lands being located in Jefferson County, State of Texas, together with the rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection with said Leases; AND for the same consideration stated hereinabove, Assignor does hereby grant, convey, sell, assign, and transfer unto the said Assignee all of Assignor's right, title, and interest in and to the wells located upon the above-described Leases, or on lands pooled or unitized with any portion thereof, or on lands located within any governmental drilling and spacing unit which includes any portion thereof, together with all casing, leasehold equipment, and personal property in or on or used in connection with said well or wells (hereinafter collectively referred to as the "Property");

          2. identical interests in the production of oil, gas or other minerals, inclusive of royalties, overriding royalties, production payments, rights to take royalties in kind, or other interests in production of oil, gas or other minerals; rights and actions to enforce such rights which Assignor now has, has ever had, or may have in the future against any purchaser of production from Assignor's Property assigned herein, insofar as said rights may relate to pricing, payment and take-or-pay provisions of gas purchase contracts executed by said purchaser, regardless of when such claims may have arisen and insofar as said rights relate to the Property;

          3. identical interests derived from unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, gas balancing agreements, gas purchase agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths or geological formations, and all rights provided by statute or common law relating to participation in proceeds of production sold, whether or not accruing prior to the effective date of this Assignment and Bill of Sale, to the extent same is attributable to the Property; and

          4. identical interests in all rights-of-way, easements, servitudes, and franchises acquired or used in connection with operations for the exploration and production of oil, gas or other minerals on or from the Property, including the rights to permits and licenses of any nature owned, held or operated in connection with said operations.

         Assignor and Assignee, in consideration of the mutual benefits to be derived hereunder, understand and agree to the following terms and conditions:

          a. Assignee hereby agrees that as to those matters attributable to the period of time from and after the effective date of this instrument, as hereinafter set forth, to assume its proportionate part of any and all terms and provisions of the Leases and any and all existing royalties, excess royalties, overriding royalty interests or other burdens out of production with which said Leases may be burdened. Assignor hereby retains responsibility for the performance and payment of, as to those matters attributable to the period of time prior to the effective date, its proportionate part of any and all terms and provisions of the Leases and any and all existing royalties, excess royalties, overriding royalties interests or other burdens out of production with which said Leases may be burdened.

          b. Assignee hereby agrees to assume Assignor's proportionate share of all responsibility for said well, the casing, leasehold equipment, plugging requirements or exceptions thereto, including bonding requirements, in and on said well or wells, and all other personal property used or obtained in connection therewith, as to matters attributable to the period of time from and after the effective date of this Assignment and Bill of Sale, and Assignee agrees to protect, defend, indemnify and hold Assignor and its employees free and harmless from and against any and all costs, expenses, claims, demands and causes of action of every kind and character attributable to the period of time on or after the effective date of this Assignment and Bill of Sale arising out of, incident to, or connection with the above-described Leases, lands, wells, casing, leasehold equipment and other personal property.

          c. Assignor agrees to protect, defend, indemnify and hold Assignee and its employees free and harmless from and against any and all costs, expenses, claims, demands and causes of action of every kind and character attributable to the period of time prior to the effective date of this Assignment and Bill of Sale arising out of, incident to or in connection with the interests assigned herein in the above-described Leases, lands, wells, casing, leasehold equipment and other personal property.

          d. Notwithstanding anything to the contrary herein, Assignee assumes all rights or obligations associated with gas imbalances attributable to the Property, regardless of when such imbalances occurred or accrued.

         Assignor does hereby agree to warrant and defend title to the interest conveyed herein against the claims and demands of all persons whomsoever claiming or attempting to claim the same by, through or under Assignor, but not otherwise. Notwithstanding the limited nature of this warranty, Assignee is hereby granted the right to full subrogation and substitution of warranties heretofore made or given, and all such covenants of warranty are hereby transferred and assigned to Assignee.

         TO HAVE AND TO HOLD the same unto the said Assignee forever. The provisions hereof shall be covenants running with the land and shall inure to the benefit of and be binding upon Assignor and Assignee, their personal representatives, successors and assigns.

         This Assignment is subject to the terms and conditions of that certain Purchase and Sale Agreement dated January ____, 2003 by and between Samson Lone Star Limited Partnership, as Purchaser, and Venus Exploration, Inc., as Seller.

         Upon request by Assignee hereafter, Assignor agrees to execute, acknowledge, and deliver to Assignee any additional instruments, notices, division orders, transfer orders, authorizations, consents, documents requested by purchasers of production, agencies of the government or other parties and to do any other acts and things which in Assignee's opinion may be necessary to effectuate the purposes of this instrument.

         IN WITNESS WHEREOF, the undersigned have executed this instrument on the date of acknowledgments annexed hereto, but to be effective for all purposes from and after 7:00 a.m., C.S.T., the 1st day of September, 2002.

                                     ASSIGNOR

                                     VENUS EXPLORATION, INC.

                                     ___________________________________________
                                     By:________________________________________
                                     Title:_____________________________________


                                     ASSIGNEE

                                     SAMSON LONE STAR LIMITED PARTNERSHIP

                                     ___________________________________________
                                     By:       Jack A. Canon
                                     Title: Attorney-in-Fact




STATE OF TEXAS                           )
                                         )
COUNTY OF JEFFERSON                      )


     This instrument was acknowledged before me on this ________ day of ________________, 2002, by ________________________________ of Venus
Exploration, Inc.


                                  ------------------------------------------
                                  Notary Public in and for the State of Texas




STATE OF OKLAHOMA                       )
                                        )
COUNTY OF TULSA                         )


     This instrument was acknowledged before me on this ________ day of ________________, 2002, by Jack A. Canon, Attorney-in-Fact, of Samson Lone Star Limited Partnership.


                              ------------------------------------------
                              Notary Public in and for the State of Oklahoma